SIGNIFICANT ACCOUNTING POLICY INFORMATION	6 Months Ended
Sep. 30, 2025
Notes and other explanatory information [abstract]
SIGNIFICANT ACCOUNTING POLICY INFORMATION

3 SIGNIFICANT ACCOUNTING POLICY INFORMATION

The preparation of these unaudited interim condensed consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities, at the reporting date. However, uncertainty about these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amount of the asset or liability affected in the future.

In preparing these unaudited interim condensed consolidated financial statements, the accounting policies and methods of computation used are the same as those applied to the audited consolidated financial statements as at and for the year ended March 31, 2025.